Exhibit 10.4

FIRST GUARANTY OF PAYMENT MODIFICATION AGREEMENT

This FIRST GUARANTY OF PAYMENT MODIFICATION AGREEMENT (this “Modification”), dated as of September 9, 2009 and effective as of March 30, 2009 among OZ MANAGEMENT LP, OZ ADVISORS LP and OZ ADVISORS II LP, each a Delaware limited partnership, having an address for notices at 9 West 57th Street, 39th Floor, New York, New York 10019 (each, a “Guarantor”), and CITICORP USA, INC., a Delaware corporation, having an office at 31 West 52nd Street, 24th Floor, New York, New York 10019, as lender (the “Lender”).

W I T N E S S E T H

WHEREAS, the Guarantors have executed and delivered to Lender that certain Guaranty of Payment (the “Guaranty”), dated May 30, 2008 in respect of a promissory note executed and delivered by 57 AVIATION SERVICES, LLC, a Delaware limited liability company, having an address for notices at 9 West 57th Street, 39th Floor, New York, New York 10019 (the “Borrower”), in the original principal amount of $16,763,718.53 (as amended or otherwise modified from time to time, the “Note”);

WHEREAS, the Borrower and Lender amended the Note on March 30, 2009 to, among other things, modify the covenant regarding Capital Under Management;

WHEREAS, in connection with the March 30, 2009 amendment of the Note, Borrower, the Guarantors and Lender intended to make modifications in the Guaranty to the covenant regarding Capital Under Management that are identical to the modifications made to such covenant in the Note, but the modifications in the Guaranty were never executed and delivered;

WHEREAS, Borrower, the Guarantors and Lender desire to make such intended modifications in the Guaranty now; and

WHEREAS, the Guarantors and Lender desire to and do hereby modify the Guaranty in the manner set forth herein.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Guarantors and Lender agree as follows:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated into this Modification.

2. Amendment. Upon execution of this Modification by Borrower and Lender:

(a) The portion of the sentence in the Guaranty that presently reads as follows:

“(ii) the aggregate “Capital Under Management” of all Funds (as defined in the Note) for Guarantors must exceed Twenty Billion Dollars ($20,000,000,000.00), tested quarterly.”

is hereby amended and restated as follows:

“(ii) the aggregate “Capital Under Management” of all Funds (as defined in the Note) for Guarantors must exceed Seventeen Billion Dollars ($17,000,000,000.00), tested quarterly.”

3. No Other Modifications. Except as expressly modified pursuant to this Modification, all of the other terms, covenants, conditions, agreements, obligations, stipulations and provisions of the Guaranty and the Loan Documents (as defined in the Note) are and shall remain unchanged and continue in full force and effect and no other restructuring of any payment is intended by this Modification. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Modification and those of the Guaranty, the terms, covenants and provisions of this Modification shall control. All references in any Loan Document to the Guaranty shall mean the Guaranty as amended and modified by the Modification.

4. Representations. This Modification and the Guaranty, as modified by this Modification, each constitutes the legal, valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their respective terms.

5. Binding When Signed. This Modification shall be binding and enforceable only if this Modification is executed and delivered by each of the Guarantors and Lender.

6. Successors and Assigns. This Modification shall be binding upon and inure to the benefit of Lender and each of the Guarantors and their respective successors, assigns, heirs and representatives.

7. Counterparts. This Modification may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

8. Governing Law. This Modification shall be governed by and construed in accordance with the laws of the State of New York.

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SIGNATURE FOLLOWS]

IN WITNESS WHEREOF, this Modification is executed by each of the Guarantors and Lender on the date first written above

GUARANTOR:

OZ MANAGEMENT LP, a Delaware limited partnership

By:	Och-Ziff Holding Corporation,
a Delaware corporation, its general partner

	By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

OZ ADVISORS LP, a Delaware limited partnership

By:	Och-Ziff Holding Corporation,
a Delaware corporation, its general partner

	By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

OZ ADVISORS II LP, a Delaware limited partnership

By:	Och-Ziff Holding LLC,
a Delaware limited liability company, its general partner

	By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

FIRST GUARANTY MODIFICATION

[SIGNATURE PAGE CONTINUES]

LENDER:

CITICORP USA, INC.

By:	/s/ Alla Weisberg
Name:	Alla Weisberg
Title:	Vice President

FIRST GUARANTY MODIFICATION